SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)    APRIL 19, 2000
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                            BANCORP CONNECTICUT, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in Its Charter)





          Delaware                  34-0-25158                06-1394443
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(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)          Identification No.)



121 Main Street, Southington, Connecticut                       06489
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's Telephone Number, Including Area Code         (860) 628-0351
                                                   -----------------------------



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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  Other Events

         On April 20, 2000, the share buyback program adopted by the Registrant on April 21, 1999 terminated. Pursuant to that program, the Registrant purchased 136,338 shares of its outstanding shares of common stock, or 2.6% of its outstanding shares as of April 21, 1999 and April 20, 2000.

         On April 19, 2000, the Registrant's Board of Directors voted to authorize a new share buyback program of up to 5% of the Registrant's outstanding shares of common stock over the next year. Purchases will be made from time to time in the open market and through private transactions. The timing and amount of these transactions, to be funded through available corporate funds, will depend upon market conditions and corporate requirements. Shares repurchased will be held in treasury for general corporate purposes including reissue to satisfy the exercise of outstanding stock options. As of March 31, 2000, the Registrant had 5,222,018 shares outstanding.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      Bancorp Connecticut, Inc.
                                      ------------------------------
                                            (Registrant)




Date:    April 28, 2000               /s/ Phillip J. Mucha
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                                      Phillip J. Mucha
                                      Chief Financial Officer
                                        And Treasurer/Secretary
                                      (Principal Accounting Officer)